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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Alliance Pharmaceutical Corp

(Name of Registrant as Specified In Its Charter)

Alliance Pharmaceutical Corp

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ALLIANCE PHARMACEUTICAL CORP.
6175 Lusk Boulevard
San Diego, California 92121

Notice of the Annual Meeting of Stockholders
to be held November 11, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Alliance Pharmaceutical Corp., a New York corporation (the “Company”), will be held at 10:00 a.m., local time, on Thursday, November 11, 2004, at the Prime Hotel and Suites, located at 5975 Lusk Boulevard, San Diego, California 92121, for the purpose of considering and voting upon:

(a)	the election of six directors to the Company’s Board of Directors (the “Board”) to serve until our 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

(b)	the approval of the Company’s 2001 Stock Option Plan, as amended to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 4,000,000 shares; and

(c)	the transaction of such other business as may properly come before the meeting, or any postponement or adjournment thereof.

Stockholders of record at the close of business on October 1, 2004 (the “Record Date”), shall be entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof; provided, however, that the stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

Representation of at least a majority in voting interest of the common stock of the Company either in person or by proxy is required to constitute a quorum for purposes of voting on the proposal set forth above. Accordingly, it is important that your shares be represented at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

Please read the accompanying proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

DUANE J. ROTH, Chairman

Dated: San Diego, California
October 11, 2004

ALLIANCE PHARMACEUTICAL CORP.
6175 Lusk Boulevard
San Diego, California 92121

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Alliance Pharmaceutical Corp. (the “Company” or the “Corporation”) to be voted at the Annual Meeting of Stockholders to be held on Thursday, November 11, 2004, at 10:00 a.m., local time, at the Prime Hotel and Suites, located at 5975 Lusk Boulevard, San Diego, California 92121, and at any adjournment or adjournments thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders.

The mailing address of the principal executive offices of the Corporation is 6175 Lusk Boulevard, San Diego, California 92121 (telephone number 858-410-5200). The enclosed proxy and this proxy statement are being first sent to stockholders of the Corporation on or about October 11, 2004. The Corporation’s 2004 Annual Report to Stockholders, which includes the Corporation’s Annual Report for the year ended June 30, 2004 on Form 10-KSB, is being mailed to stockholders concurrently with this Proxy Statement. The 2004 Annual Report to Stockholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

VOTING RIGHTS AND SOLICITATION

The Board of Directors has fixed the close of business on October 1, 2004 as the record date for the determination of stockholders of the Corporation entitled to receive notice of, and vote at, the Annual Meeting. At the close of business on the record date, an aggregate of 29,422,532 shares of common stock, par value $.01 per share, of the Corporation (the “Common Stock”) were issued and outstanding and entitled to one vote on each matter to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes are not counted for the purpose of determining the presence or absence of a quorum.

The holders of a majority in voting interest of the Common Stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

In voting with regard to the proposal to elect directors, stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by the proposal to elect directors is governed by New York law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with New York law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

PROXIES IN THE FORM ENCLOSED ARE SOLICITED BY, OR ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION. STOCKHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THE PERSONS NAMED IN THE PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS. Shares represented by properly executed proxies received by the Corporation will be voted at the Annual Meeting in the manner specified therein or, if no specification is made, FOR the election of the directors, and FOR PROPOSAL 2, each as described in this proxy statement.

Any proxy given by a stockholder pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised, by written notification delivered to the Secretary of the Corporation, by voting in person at the Annual Meeting, or by executing another proxy bearing a later date.

Proxies will be solicited by mail. They may also be solicited by officers and regular employees of the Corporation personally, by telephone or otherwise, but such persons will not be specifically compensated for such services. Banks, brokers, nominees, and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of Common Stock. The costs of soliciting proxies will be borne by the Corporation.

It is expected that the following business will be considered at the Annual Meeting and action taken thereon:

PROPOSAL 1.  ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until the election and qualification of their respective successors. The Board of Directors, upon recommendation of the Corporation’s President and Chief Executive Officer, has nominated Pedro Cuatrecasas, M.D., Carroll O. Johnson, Stephen M. McGrath, Jean G. Riess, Ph.D., Duane J. Roth, and Theodore D. Roth, all of whom are currently directors of the Corporation. Mr. Donald E. O’Neill will not stand for re-election as a director of the Corporation.

Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for these nominees. If, for any reason, any of the nominees should be unable to accept nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substituted nominee who would be recommended by management. Management, however, has no reason to believe that any nominee will be unable to serve as a director.

Set forth below is certain information with respect to each nominee as of October 11, 2004:

Nominees for Election as Directors

Name	Position	Age
Duane J. Roth	Chairman, President and Chief Executive Officer	54
Pedro Cuatrecasas, M.D.	Director	68
Carroll O. Johnson	Director	71
Stephen M. McGrath	Director	69
Jean G. Riess, Ph.D.	Director	68
Theodore D. Roth	Director	53

Biographical Information Regarding Directors

Duane J. Roth.  Mr. Roth has served as a director of the Corporation since 1985. He has served as Chief Executive Officer of the Corporation since 1985 and as Chairman since October 1989. Prior to joining the Corporation, Mr. Roth served as President of Analytab Products, Inc., an American Home Products company (now Wyeth) involved in manufacturing and marketing medical diagnostics, pharmaceuticals and devices. For the previous ten years, he was employed in various sales, marketing and general management capacities with Ortho Diagnostic Systems, Inc., a Johnson & Johnson company, which is a manufacturer of diagnostic and pharmaceutical products. Mr. Roth’s brother, Theodore D. Roth, is a director of the Corporation.

Pedro Cuatrecasas, M.D.  Dr. Cuatrecasas was elected as a director of the Corporation in August 1996. He has over 20 years of experience in the pharmaceutical industry. Dr. Cuatrecasas retired from the positions of Vice President of Warner-Lambert Company and President, Parke-Davis Pharmaceutical Research on December 31, 1996, positions he had held since 1989. During the previous four years, he had been Senior Vice President of Research and Development and Director of Glaxo, Inc. For the prior ten years, he was Vice President of Research, Development and Medical and Director of Burroughs Wellcome Company. Dr. Cuatrecasas is a member of the National Academy of Sciences and the Institute of Medicine. He is currently an independent consultant in pharmaceutical research, an Adjunct Professor in Medicine and Pharmacology at the University of California in San Diego. He received his M.D. from Washington University School of Medicine.

Carroll O. Johnson.  Mr. Johnson has served as a director of the Corporation since 1989. He has been President of Research Management, Inc. (“RMI”) since 1985, an independent contract research organization that provides services to the pharmaceutical industry in the implementation of clinical trials. Previously, he served for 25 years in various research, sales and marketing positions with several pharmaceutical companies, including Pharmacia Laboratories, Inc., where he created a national sales force that introduced three major products.

Stephen M. McGrath.  Mr. McGrath has served as a director of the Corporation since 1989. In May 1998, he retired as Executive Vice President of CIBC World Markets, Inc. and as the Director of its Corporate Finance

Department. For the eleven years prior to his employment by CIBC Oppenheimer in 1983, he held various executive positions with Warner-Lambert Company. Before joining Warner-Lambert, Mr. McGrath was Controller and Assistant Treasurer of Sterling Drug, Inc. and a certified public accountant for Price Waterhouse & Co.

Jean G. Riess, Ph.D.  Professor Riess has served as a director of the Corporation since 1989. Until his retirement in 1996, he had been the Director of Laboratoire de Chimie Moléculaire at the University of Nice for over 20 years. He has been an active researcher since receiving a Ph.D. from the University of Strasbourg, with numerous patents and over 300 publications. For more than 20 years, Dr. Riess has focused on chemistry related to perfluorochemical emulsions for medical application. He has directed research in synthesis of tailored perfluorochemicals, in emulsion technology, in synthesis of fluorinated surfactants, in the physical chemistry of emulsion stabilization and in surfactant self-aggregation.

Theodore D. Roth.  Mr. Roth has served as a director of the Corporation since 1998. He has been a Managing Director of Roth Capital Partners, LLC, an investment-banking firm, since February 2003. For more than 15 years prior, Mr. Roth was employed by the Corporation, most recently serving as President and Chief Operating Officer. He received his J.D. from Washburn University and an LL.M. in Corporate and Commercial Law from the University of Missouri in Kansas City. He is the brother of Duane J. Roth, the Chairman and Chief Executive Officer of the Corporation.

Compensation of Directors

Directors of the Corporation do not receive cash compensation for attendance at Board of Directors’ meetings or committee meetings. Non-qualified stock options are awarded to non-employee directors pursuant to the Formula Stock Option Plan for Non-Employee Directors of the Corporation (the “Directors’ Formula Option Plan”). Options under the Directors’ Formula Option Plan are granted under and subject to our 1991 Stock Option Plan, 2000 Stock Option Plan and 2001 Stock Option Plan. The options have a term of ten years from the date of grant and are exercisable at a price per share equal to the fair market value of a share of common stock on the date of grant. Each non-employee director (i) upon his initial election, shall automatically be granted an option to acquire 5,000 shares of common stock which shall be exercisable in four installments of 1,250 shares each with the first installment being at his initial election and the remaining installments becoming exercisable on the date of each annual meeting of the Board of Directors thereafter that such person is a director, until fully exercisable, and (ii) upon the third annual meeting following his initial election and each annual meeting thereafter that such person remains a non-employee director, shall automatically be granted an option to acquire 1,500 shares of common stock. Except as otherwise described above, all options are immediately exercisable in full on the date of grant.

On June 22, 2004, each director of the Corporation who was not an employee of the Corporation received a one-time grant of an option to purchase 25,000 shares of the Corporation’s common stock at an exercise price of $0.41 per share.

Committees of the Board of Directors and Meetings

During the fiscal year ended June 30, 2004, there were four regular and three special meetings of the Board of Directors. In addition, during the fiscal year ended June 30, 2004, each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. The Corporation also encourages all members of the Board to attend the Corporation’s annual meeting of stockholders each year. Three members of the Board attended the Corporation’s 2003 Annual Meeting.

Stockholders may communicate with members of the Corporation’s Board by mail addressed to the full Board, a specific member of the Board or to a particular committee of the Board at 6175 Lusk Blvd., San Diego, CA 92121.

The Board has also established an Executive Committee, a Compensation Committee, an Audit Committee and a Nominating Committee.

Executive Committee

The Executive Committee was established to act when the full Board of Directors is unavailable. It has all the authority of the Board between meetings of the entire Board as to matters, which have not been specifically delegated to other committees of the Board, except the authority that by law cannot be delegated by the Board of Directors. The members of the Executive Committee are Dr. Cuatrecasas and Mr. D. Roth.

Compensation Committee

The Compensation Committee advises and makes recommendations to the Board of Directors regarding matters relating to the compensation of directors, officers and senior management. The members of the Compensation Committee are Dr. Cuatrecasas and Messrs. O’Neill and McGrath.

Audit Committee

The Audit Committee advises and makes recommendations to the Board concerning our internal controls, our independent auditors and other matters relating to our financial activities and reporting. The Audit Committee is composed of Messrs. Johnson and McGrath. Our audit committee financial expert is Mr. McGrath. All members of the Audit Committee are independent (as that term is used in Item 7(d)(3) of Schedule 14A under the Securities Exchange Act of 1934, as amended and as defined in Rule 4200(a)(15) of the National Association of Securities Dealers (the “NASD”) listing standards). The Audit Committee has adopted a written Audit Committee Charter, which requires that the Corporation’s Audit Committee be comprised of three (3) members. Therefore, the Corporation is actively searching for an alternative independent director who is willing to serve on this committee.

Nominating Committee

The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Corporation’s Board of Directors and committees thereof. The Nominating Committee is composed of Dr. Riess and Mr. Johnson. All members of the Nominating Committee are independent of management (as independence is defined in the NASD listing standards). The Nominating Committee has not adopted a written Nominating Committee Charter.

When considering a potential candidate for membership on the Corporation’s Board of Directors, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on the Corporation’s Board of Directors by a stockholder. The Nominating Committee has not received any recommendations from any of the Corporation’s stockholders in connection with the Annual Meeting.

The Nominating Committee will consider shareholder nominations for directors submitted in accordance with the following procedure: A notice relating to the nomination must be timely given in writing to the secretary of the Corporation prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a stockholder proposal as described under “Future Proposals by Stockholders.” Such notice must be accompanied by the nominee’s written consent, contain information relating to the business, experience and background of the nominee, and contain information with respect to the nominating stockholder and persons acting in concert with the nominating stockholder.

Recommendation of the Board

The Board unanimously recommends that the shareholders vote FOR the election of each of the nominees identified above.

PROPOSAL 2.  APPROVAL OF 2001 STOCK OPTION PLAN, AS AMENDED

On February 22, 2001, the Corporation adopted, and the shareholders subsequently approved, the Corporation’s 2001 Stock Option Plan (the “2001 Plan”). Under the 2001 Plan, 2,000,000 shares of the Corporation’s Common Stock are reserved for issuance pursuant to the exercise of stock awards granted to employees, directors and consultants. As of October 11, 2004, options covering an aggregate of 1,530,715 shares of the Corporation’s Common Stock had been granted, 512,825 of those granted were outstanding and there remained 469,285 shares of the Corporation’s Common Stock reserved for issuance under the 2001 Plan.

In October 2004, the Board of Directors approved an amendment to the 2001 Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the 2001 Plan to 6,000,000 shares. The Board of Directors adopted this amendment to ensure that the Corporation can continue to grant stock options as incentive based compensation to employees and directors at levels determined appropriate by the Board and the Compensation Committee.

Shareholders are requested in this Proposal 2 to approve the 2001 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2001 Plan, as amended.

If the 2001 Plan, as amended, is not approved, the Corporation will not be able to grant additional options beyond the 469,285 shares remaining under the 2001 Plan, except to the extent of canceled or expired options under the 2001 Plan.

The essential features of the 2001 Plan are as follows:

The purpose of the 2001 Plan is to provide an additional incentive to, and attract and hold in service, directors, officers and other employees of the Corporation, and any subsidiaries of the Corporation, who are providing, or who are expected to provide, services which are deemed important to the Corporation. Options granted under the 2001 Plan will be non-qualified stock options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

The 2001 Plan is administered by the Board of Directors. The class of persons who are potential recipients of options granted under the 2001 Plan consist of directors and key employees of the Corporation. The persons to whom options are granted under the 2001 Plan, and the number of shares of common stock subject to each such option, are determined by the Board of Directors in its sole discretion. The Corporation employs seven such persons as of the date of this Proxy Statement.

If this Proposal 2 is adopted, the Board may grant options with respect to an aggregate of up to 4,469,285 shares of common stock, all of which shares may be either shares held in treasury or authorized but unissued shares. The maximum number of shares which may be the subject of options granted to any individual in any calendar year shall not exceed 600,000 shares. The Corporation cannot at this time determine who may be granted options covering such additional shares.

Options under the 2001 Plan may be granted to officers and directors of the Corporation provided that (i) all officers and directors of the Corporation, collectively, may not receive more than forty-nine percent (49%) of the total grants of options under the 2001 Plan; and (ii) all officers and directors must not constitute more than forty-nine percent (49%) of the number of participants receiving options under the 2001 Plan.

The purchase price per share of the shares to be purchased pursuant to the exercise of an option shall be fixed by the Board at the time of grant; provided however, that the purchase price per share shall not in any event be less than 100% of the fair market value of a share on the date of grant of the option. On October 1, 2004, the fair market value of a share of the Corporation’s common stock was $0.31. The duration of any option granted under the 2001 Plan shall be for a period of ten years from the date upon which the option is granted or such lesser period as the Board may determine at the time of grant.

All or any part of any option, to the extent unexercised, shall terminate immediately: (i) in the case of an employee, upon the cessation or termination for any reason of the holder’s employment by the Corporation or any subsidiary, or (ii) in the case of a director who is not an employee, upon the holder’s ceasing to serve as a director of the Corporation or any subsidiary, except that the holder shall have until the end of the tenth business day following the cessation of his employment with the Corporation or its subsidiaries or his service as a director of the Corporation or its subsidiaries, and no longer, to exercise any unexercised option that he could have exercised on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such option. Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five (65) years, or to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the estate of a deceased holder shall have the privilege of exercising the options which are unexercised at the time of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such option and (a) within three months of the holder’s retirement or disability, or (b) within six months of the holder’s death, as the case may be. If the employment or service of any option holder with the Corporation or its subsidiaries shall be terminated because of the option holder’s violation of the duties of such employment or service with the Corporation or its subsidiaries as he may from time to time have, the existence of which violation shall be determined by the Board in its sole discretion (which determination by the Board shall be conclusive), all unexercised options of such option holder shall terminate immediately upon such termination of the holder’s employment or service with the Corporation or its subsidiaries, and an option holder whose employment or service with the Corporation or its subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised option he might have exercised prior to the termination of his employment or service with the Corporation or its subsidiaries.

If prior to the complete exercise of any option there shall be declared and paid a stock dividend upon the shares or if the shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the option to such number and kind of securities or cash or other property subject to the terms of the option to which he would have been entitled had he actually owned the shares subject to the unexercised portion of the option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the option shall be the same as if the originally optioned shares were being purchased thereunder.

In the event of a recapitalization, merger, consolidation, rights offering, reorganization, liquidation, or other change in the Corporation’s corporate structure or outstanding shares, the Board may make such equitable adjustments to the number of shares and class of shares available hereunder as it shall deem appropriate to prevent dilution or enlargement of rights.

Nonstatutory stock options granted under the 2001 Plan generally have the following federal income tax consequences:

There are no tax consequences to the optionee or the Corporation by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price. Certain different rules may apply to optionees who acquire stock which, upon exercise of this option, are subject to certain types of repurchase option and/or who are subject to Section 16(b) of the Exchange Act. Generally, with respect to employees, the Corporation is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to certain requirements, including the requirement of reasonableness, the provisions of section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Corporation will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will (subject to certain exceptions) recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. The capital gain or loss will be long-term or short-term depending on the length of time the stock was held. Under current federal tax laws, capital gain from the sale of assets that have a holding period of more than one year is subject to federal income tax at a maximum rate of 20% for individuals. Once again, however, slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to covered employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Corporation, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with proposed Treasury regulations issued under Section 162 (m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of “outside directors” and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the pre-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of the grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of June 30, 2004 related to our equity compensation plans (including the potential effect of debt instruments convertible into common stock) in effect as of that date:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	1,600,483	$13.36	470,785
Equity compensation plans not approved by security holders	38,042,440	$0.34	N/A
Totals	39,642,923	$0.87	470,785

Recommendation of the Board

The Board unanimously recommends that the shareholders vote FOR PROPOSAL 2.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Corporation’s Annual Report on Form 10-KSB for the year ended June 30, 2004 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Corporation’s audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and any other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Corporation, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee received from Ernst & Young LLP written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61 and considered the compatibility of non-audit services with the auditor’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the Corporation’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2004 for filing with the Securities and Exchange Commission (the “SEC”).

Stephen M. McGrath, Audit Committee Chairman
Carroll O. Johnson, Audit Committee Member

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP served as independent auditors for the Corporation for the fiscal year ended June 30, 2004. The following table sets forth the fees billed by Ernst & Young LLP for services performed during the fiscal years ended June 30, 2004 and 2003, respectively:

	2004	2003
Audit Fees	$87,268	$82,124
Audit-Related Fees	1,965	—
Tax Fees	—	—
All Other Fees	—	—
	$89,233	$82,124

Audit-related fees included accounting consultations.

The Audit Committee believes that all services rendered to the Corporation by Ernst & Young LLP were compatible with maintaining Ernst & Young’s independence.

The Corporation has not retained Ernst & Young LLP to perform services in connection with (a) operating or supervising the operation of the Corporation’s financial information system or managing the Corporation’s local area network, or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation’s financial statements taken as a whole.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2001, the Corporation renewed a one-year research services agreement with RMI. Mr. Johnson is the president and owner of RMI. RMI received $5,400 for consulting services in the fiscal year ended June 30, 2003. This agreement was not renewed in December 2002 or December 2003.

Theodore D. Roth was employed by the Corporation until his resignation in February 2003. During fiscal 2003, the Corporation paid him $88,000 in compensation.

Roth Capital Partners, LLC (“Roth Capital”) bought $150,000 of the Corporation’s 8% Secured Convertible Debt in November 2002. Roth Capital has provided financial advisory services to the Corporation from time to time. In June of 2004, Roth Capital functioned as the placement agent in connection with the sale of 31,427,137 shares of common stock and warrants to purchase 23,570,357, resulting in gross proceeds to the Corporation of approximately $11 million. Roth Capital received $768,000 as a fee for its services in connection with this transaction and a warrant to purchase 1,571,357 shares of the Corporation’s common stock. Byron Roth, Chairman and majority owner of Roth Capital, is the brother of Duane J. Roth. Theodore D. Roth is the brother of Duane J. Roth and is employed by Roth Capital.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s directors, executive officers and holders of more than 10% of a registered class of the Corporation’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Form 5s were required for those persons, the Corporation believes that all reporting requirements under Section 16(a) for the 2004 fiscal year were met in a timely manner by its directors, executive officers and greater than 10% beneficial owners, except that Mr. McGrath was late in filing two Form 4s for transactions that occurred on December 30, 2003 and June 8, 2004. Such filings have been made as of March 15, 2004 and July 6, 2004, respectively.

MANAGEMENT

The following sets forth the names, ages and positions of the Corporation’s executive officers as of October 11, 2004:

Name	Position	Age
Duane J. Roth	Chairman, President and Chief Executive Officer	54
Edward C. Hall	Chief Financial Officer	63
John E. Wurst	General Counsel and Secretary	38

Biographical Information

Duane J. Roth.  Mr. Roth has been Chairman of the Corporation since October 1989 and Chief Executive Officer since 1985. See “Election of Directors” for additional biographical information on Mr. Roth.

John E. Wurst.  Mr. Wurst has served as the Corporation’s Secretary and General Counsel since March 2004. He has been an employee of the Corporation since 1999. Mr. Wurst received his J.D. from Creighton University School of Law and an L.L.M. in Intellectual Property from the George Washington University School of Law.

Edward C. Hall.  Mr. Hall has been the Corporation’s Chief Financial Officer since August 2004, on a part-time basis. Mr. Hall has held senior financial executive positions with both public and privately held life sciences and technology companies for over 25 years. Prior to his appointment as our Chief Financial Officer, he served as Vice President and Chief Financial Officer of Chromagen, Inc, a private biotech tools company that develops proteomic and genomic assays for use in drug discovery. Prior to that Mr. Hall was Vice President, Finance and Chief Financial Officer of Cytel Corporation, a public biotech company and developer of anti-inflammatory drugs. Prior to that, Mr. Hall was Vice President, Finance and Chief Financial Officer of Medical Device Technologies, a public medical device company. He also serves as part-time Chief Financial Officer of Aethlon Medical, Inc., a development-stage public company. Mr. Hall is a Partner of Tatum CFO Partners, LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of the Corporation’s common stock as of October 1, 2004 by: (i) each person (or group of affiliated persons) known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of the Corporation’s common stock; (ii) each of the Corporation’s directors; (iii) the Corporation’s executive officers serving as of June 30, 2004 whose salaries plus bonus for fiscal 2004 exceeded $100,000 (the “Named Executive Officers”); and (iv) all of the Corporation’s directors and the Named Executive Officers as a group.

Name and Address (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class Beneficially Owned
Executive Officers and Directors:
Duane J. Roth	533,328 (4)	1.8%
Pedro Cuatrecasas, M.D.	72,600 (5)	*
Carroll O. Johnson	59,500 (6)	*
Stephen M. McGrath	1,039,608 (7)	3.5%
Donald E. O’Neill	63,600 (8)	*
Jean G. Riess, Ph.D.	95,147 (9)	*
Theodore D. Roth	223,800 (10)	*
John E. Wurst	35,535 (11)	*
All directors and executive officers as a group (8 persons)	2,123,118	6.9%
5% Stockholders:
MicroCapital Fund LP	5,232,000 (12)	15.1%
MicroCapital Fund Ltd.	3,052,000 (13)	9.4%
Biomedical Value Fund, L.P.	5,232,000 (14)	15.1%
Biomedical Offshore Value Fund, Ltd.	3,488,000 (15)	10.6%
MedCap Partners, L.P.	6,540,000 (16)	18.2%
Xmark Fund, L.P.	6,104,000 (17)	17.2%
Xmark Fund, Ltd.	6,104,000 (18)	17.2%
Brown Simpson Partners I, Ltd.	5,683,600 (19)	16.3%
Special Situations Private Equity Fund, L.P.	4,533,300 (20)	13.4%
Osiris Investment Partners, LP	1,739,640 (21)	5.6%
Jan A. Dekker	1,755,900 (22)	5.6%
Technology Gateway Partnership, L.P.	4,970,786 (23)	14.6%
Roth Capital Partners, LLC	3,002,283 (24)	9.4%
* Indicates ownership of less than 1% of outstanding shares.

(1)	The address of each of the executive officers, directors and nominees for director is c/o Alliance Pharmaceutical Corp., 6175 Lusk Boulevard, San Diego, California 92121.

(2)	Each person listed or included in the group has sole voting power and sole investment power with respect to the shares owned by such person, except as indicated below.

(3)	Shares subject to options and warrants currently exercisable or exercisable within 60 days after October 1, 2004 are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding.

(4)	Consists of (i) 86,742 shares owned by Mr. D. Roth, (ii) 181,100 shares subject to options granted by the Company under its 1991 Stock Option Plan (the “1991 Plan”), (iii) 235,250 shares subject to options granted by the Company under its 2000 Stock Option Plan (the “2000 Plan”), (iv) 28,571 shares subject to warrants, and (v) 1,665 shares owned by Mr. Roth’s spouse.

(5)	Consists of (i) 14,600 shares owned by Dr. Cuatrecasas, (ii) 20,000 shares subject to options granted by the Company under the 1991 Plan, and (iii) 38,000 shares subject to options granted by the Company under the 2000 Plan.

(6)	Consists of (i) 5,000 shares owned by Mr. Johnson, (ii) 16,500 shares subject to options granted by the Company under the 1991 Plan, and (iii) 38,000 shares subject to options granted by the Company under the 2000 Plan.

(7)	Consists of (i) 612,301 shares owned by Mr. McGrath, (ii) 368,107 shares subject to warrants, (iii) 21,200 shares subject to options granted by the Company under the 1991 Plan, and (iv) 38,000 shares subject to options granted by the Company under the 2000 Plan.

(8)	Consists of (i) 5,000 shares owned by Mr. O’Neill, (ii) 20,200 shares subject to options granted by the Company under the 1991 Plan, (iii) 38,000 shares subject to options granted by the Company under the 2000 Plan, and (iv) 400 shares owned by Mr. O’Neill’s spouse.

(9)	Consists of (i) 15,947 shares owned by Dr. Riess, (ii) 41,200 shares subject to options granted by the Company under the 1991 Plan, and (iii) 38,000 shares subject to options granted by the Company under the 2000 Plan.

(10)	Consists of (i) 4,900 shares owned by Mr. T. Roth (ii) 192,400 shares subject to options granted by the Company under the 1991 Plan and 26,500 shares subject to options granted by the Company under the 2000 Plan.

(11)	Consists of (i) 13,035 shares subject to options granted by the Company under the 1991 Plan, and (ii) 22,500 shares subject to options granted by the Company under its 2001 Stock Option Plan.

(12)	Consists of 5,232,000 shares of common stock issuable upon conversion of a note.

(13)	Consists of 3,052,000 shares of common stock issuable upon conversion of a note.

(14)	Consists of 5,232,000 shares of common stock issuable upon conversion of a note.

(15)	Consists of 3,488,000 shares of common stock issuable upon conversion of a note.

(16)	Consists of 6,540,000 shares of common stock issuable upon conversion of a note.

(17)	Includes (i) 3,052,000 shares of common stock issuable upon conversion of a note held by Xmark Fund, L.P. (“Xmark LP”); and (ii) 3,052,000 shares of common stock issuable upon conversion of a note held by Xmark Fund, Ltd. (“Xmark Ltd.”). Xmark Asset Management, LLC (“XAM”), serves as investment manager for each of Xmark LP and Xmark Ltd, as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC 152 West 57th Street, 21st Floor, New York, New York 10019, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Xmark LP and Xmark Ltd. Each of Xmark LP and Xmark Ltd. disclaims beneficial ownership over the 5,683,600 shares of common stock beneficially owned by Brown Simpson Partners I, Ltd., over which XAM also serves as investment manager.

(18)	Includes (i) 3,052,000 shares of common stock issuable upon conversion of a note held by Xmark Ltd.; and (ii) 3,052,000 shares of common stock issuable upon conversion of a note held by Xmark LP. XAM serves as investment manager for each of Xmark LP and Xmark Ltd, as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC 152 West 57th Street, 21st Floor, New York, New York 10019, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Xmark LP and Xmark Ltd. Each of Xmark LP and Xmark Ltd. disclaims beneficial ownership over the 5,683,600 shares of common stock beneficially owned by Brown Simpson Partners I, Ltd., over which XAM also serves as investment manager.

(19)	Includes (i) 5,500,000 shares of common stock issuable upon exercise of warrants, and (ii) 183,600 directly owned shares of common stock held by Brown Simpson Partners I, Ltd. XAM serves as investment manager for Brown Simpson Partners I, Ltd., as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC 152 West 57th Street, 21st Floor, New York, New York 10019, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Brown Simpson Partners I, Ltd. Brown Simpson Partners I, Ltd. disclaims beneficial ownership over the 6,104,000 shares of common stock beneficially owned by Xmark LP and Xmark Ltd., over which XAM also serves as investment manager.

(20)	Includes 4,349,100 shares of common stock issuable upon conversion of a note.

(21)	Consists of 1,739,640 shares of common stock issuable upon conversion of a note.

(22)	Includes 1,754,900 shares of common stock issuable upon conversion of a note.

(23)	Includes 2,180,000 shares of common stock issuable upon conversion of a note.

(24)	Includes 2,594,397 shares of common stock issuable upon exercise of warrants and 13,695 shares of common stock and 10,000 shares of common stock issuable upon exercise of warrants held by Gordon Roth, Chief

Operating Officer of Roth Capital Partners, LLC (“Roth Capital”). Roth Capital has served as placement agent for several of our equity financings. Duane Roth, our Chairman and Chief Executive Officer, is the brother of Byron Roth, Chairman and majority owner of Roth Capital, Gordon Roth and Theodore Roth. Theodore Roth, Managing Director, Corporate Finance of Roth Capital was our President and Chief Operating Officer until December 31, 2002, and he is currently one of our directors.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation earned during the last three fiscal years by the Named Executive Officers:

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus (a)		Securities Underlying Options/SARs (#)	All Other Compensation
Duane J. Roth Chairman, President and Chief Executive Officer	2004 2003 2002	$ $ $	228,460 118,370 472,850	$ $ $	— — —	180,000 — 85,000	$ $ $	— — 18,199	(b)

John E. Wurst Secretary and General Counsel	2004		$165,600		$—	75,000		$—

(a)	The Board of Directors has determined that, as in fiscal year 2002 and 2003, there will be no executive bonuses for fiscal year 2004.

(b)	This represents the present value of the economic benefit to Mr. Roth for the portion of the total premium ($100,000) paid by the Corporation during 2002 with respect to a split-dollar insurance agreement. The Corporation has not paid any premiums on this insurance policy since December 2001 and the policy was cancelled during 2004.

Employment Agreements

The Corporation used to maintain a key man life insurance policy on Duane J. Roth providing a death benefit of $4 million to the Corporation. The Corporation has not paid any premiums on this insurance policy since December 2001 and the policy was cancelled during 2004.

Option Grants in the Last Fiscal Year

The following table provides information concerning individual option grants of stock options made during fiscal 2004 to the Named Executive Officers. The exercise prices in each case equal the last reported sales price per share of the Corporation’s common stock as reported by the Over-the-Counter Bulletin Board on the date of grant. The percentage of total options granted to the Corporation’s employees in the last fiscal year is based on options to purchase an aggregate of 565,000 shares of common stock granted under the Corporation’s option plans to all of our employees in fiscal 2004:

Name	Number of Shares of Common Stock Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Last Fiscal Year	Exercise Price ($/sh)	Expiration Date
Duane J. Roth	180,000	32%	$0.41	6/22/2014
John E. Wurst	75,000	13%	$0.17	9/2/2013

Fiscal Year End Option Values

The Corporation has granted options to its executive officers under its 1983 Incentive Stock Option Plan (which plan expired on October 1, 1993), its 1983 Non-Qualified Stock Option Program (which plan expired on February 25, 1999), its 1991 Stock Option Plan (which plan expired on November 7, 2001), its 2000 Stock Option Plan and its 2001 Stock Option Plan.

No options were exercised by any of the Named Executive Officers during the 2004 fiscal year. In addition, no stock appreciation rights were exercised by any of the Named Executive Officers during the 2004 fiscal year.

The following table sets forth the number of shares of the Corporation’s common stock subject to exercisable and unexercisable stock options that the Named Executive Officers held at June 30, 2004:

Name	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End
	Exercisable	Unexercisable	Exercisable	Unexercisable
Duane J. Roth	416,350	42,950	$—	$—
John E. Wurst	35,535	64,665	$3,788	$10,913

OTHER BUSINESS

Management knows of no other matters that may be presented to the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

FUTURE PROPOSALS BY SHAREHOLDERS

Any proposal which a shareholder of the Corporation wishes to have included in the proxy statement and proxy relating to the Corporation’s 2005 Annual Meeting, pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, must be received by the Corporation at its executive offices no later than August 26, 2005, and must otherwise comply with the requirements of Rule 14a-8. Stockholder proposals submitted outside the processes of Rule 14a-8 will also be considered untimely if submitted after August 26, 2005. The address of the Corporation’s executive office is 6175 Lusk Boulevard, San Diego, California 92121.

ANNUAL REPORT ON FORM 10-KSB

A complete copy of the Corporation’s Annual Report on Form 10-KSB for the year ended June 30, 2004 is included in the Corporation’s 2004 Annual Report to Stockholders. A copy of the Corporation’s 2004 Annual Report to Stockholders has been mailed to all stockholders along with this Proxy Statement. Stockholders may obtain additional copies of the Corporation’s Annual Report on Form 10-KSB and the exhibits thereto, without charge, by writing to the Corporation, 6175 Lusk Boulevard, San Diego, California 92121, Attention: Corporate Communications.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Duane J. Roth, Chairman

Date: October 11, 2004
San Diego, California

APPENDIX A
2001 STOCK OPTION PLAN
OF
ALLIANCE PHARMACEUTICAL CORP.
(as amended through May 8, 2001)

1. Purpose.  The purpose of this Stock Option Plan (the “Plan”) is to provide an additional incentive to, and attract and hold in service, directors, officers and other employees of the Corporation, and any future subsidiaries of the Corporation, who are providing, or who are expected to provide, services which are deemed important to the Corporation. Accordingly, these persons may be encouraged to acquire stock ownership in, and increase their commitment to, the Corporation, thereby promoting the interests of the Corporation and its shareholders. Options granted under the Plan will be non-qualified stock options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

2. Definitions.  When used in this Plan, unless the context otherwise requires:

(a)    “Board of Directors” or “Board” shall mean the Board of Directors of the Corporation, as constituted at any time.

(b)    “Chairman of the Board” shall mean the person who at the time shall be Chairman of the Board of Directors.

(c)    “Committee” shall mean the Committee hereinafter described in Section 3.

(d)    “Corporation” shall mean Alliance Pharmaceutical Corp., a New York corporation.

(e)    “Eligible Persons” shall mean those persons described in Section 4 who are potential recipients of Options.

(f)    “Fair Market Value” on a specified date shall mean the closing price at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the average of the closing bid and asked prices at which a Share is traded on the over-the-counter market, as reported on the National Association of Security Dealers Automated Quotation System, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

(g)    “Options” shall mean the Stock Options granted pursuant to this Plan.

(h)    “Plan” shall mean this 2001 Stock Option Plan of Alliance Pharmaceutical Corp., as adopted by the Board of Directors on February 22, 2001, as such Plan from time to time may be amended.

(i)    “President” shall mean the person who at the time shall be the President of the Corporation.

(j)    “Share” shall mean a share of common stock, par value $.01 per share, of the Corporation.

(k)    “Subsidiary” shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

3. Committee.  The Plan shall be administered by the Board of Directors unless the Board of Directors otherwise appoints a committee to administer the Plan. During any period of time in which the Plan is administered by the Board of Directors, all references in the Plan to the Committee shall be deemed to refer to the Board.

4. Participants.  The class of persons who are potential recipients of Options granted under this Plan consist of directors and key employees of the Corporation or a Subsidiary, as determined by the Committee. The persons to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan.

5. Shares.  Subject to the provisions of Section 13 hereof, the Committee may grant Options with respect to an aggregate of up to 2,000,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual in any calendar year shall not exceed 200,000 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, that with respect to any Option granted to any Eligible Person who is a “covered employee” as defined in Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder that is canceled, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such Eligible Person.

6. Grant of Options.  Except as described below, the number of any Options to be granted to any Eligible Person shall be determined by the Committee in its sole discretion. Options under this Plan may be granted to officers and directors of the Corporation provided that (i) all officers and directors of the Corporation, collectively, may not receive more than forty-nine percent (49%) of the total grants of Options under this Plan; and (ii) all officers and directors must not constitute more than forty-nine percent (49%) of the number of participants receiving Options under the Plan. It is intended that the Plan be a “broadly based plan” within the meaning of the marketplace rules of The Nasdaq Stock Market and Options will be granted accordingly.

Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

An Option shall be evidenced by a written Option agreement in a form approved by the Committee. An Option agreement signed by the Chairman of the Board or the President or a Vice President of the Corporation, and dated the day of grant, or such later date as the Committee in its sole discretion, shall determine, shall be tendered to each person to whom an Option is granted, except that such Option agreement shall be deemed rescinded and have no effect if the Option holder, within a specified period, does not sign an unqualified acceptance, in such form as the Committee has prescribed, of such Option agreement.

7. Purchase Price.  The purchase price per Share of the Shares to be purchased pursuant to the exercise of an Option shall be fixed by the Committee at the time of grant; provided however, that the purchase price per Share shall not in any event be less than 100% of the Fair Market Value of a Share on the date of grant of the Option.

8. Duration of Options.  The duration of any Option granted under this Plan shall be for a period of ten years from the date upon which the Option is granted or such lesser period as the Committee may determine at the time of grant.

9. Exercise of Options.  Except as otherwise provided herein, Options, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee; provided, however, that no Options may be exercised for less than 100 Shares at a time, unless the grant is for a number of Shares not evenly divisible by 100, in which case the final exercise may be for the remaining Shares.

Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person may be exercised in the following circumstances: (a) subject to the provisions of Section 14 hereof, immediately upon (but prior to the expiration of the term of the Option) the holder’s cessation of employment or service due to retirement from the Corporation and all Subsidiaries on or after his 65th birthday, (b) subject to the provisions of Section 12 hereof, upon the disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or death of the holder, or (c) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect (“Exercise Notice”), together with the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: (i) in cash or by check payable to the order of the Corporation which amount payable includes all applicable withholding taxes; (ii) by including in the Exercise Notice an order to a designated broker to sell part or all of the Shares and to deliver sufficient proceeds to the Corporation to pay the full purchase price of the Shares and all applicable withholding taxes; (iii) if specifically authorized by the Committee and the purchaser is an employee at the time of purchase, by payment in cash of at least $.01 per Share and all applicable withholding taxes, with the remainder of the Option price being borrowed from the Corporation as described below; or (iv) by such other methods as the Committee may permit from time to time. In the case described in clause (iii) above, the Corporation, unless otherwise determined by the Committee, will lend to such purchaser an amount up to the excess of the full Option price of the Shares purchased over the cash payment, but not more than the excess of such price over the par value of such Shares, such loan to be evidenced by the purchaser’s delivery to the Corporation of his or her unconditional promissory note to pay the amount of the loan within five years in such manner as is determined by the Committee.

Any such note: (i) shall be dated the date of the Exercise Notice of the Option, (ii) shall provide for the payment of equal installments of principal, (iii) shall provide for quarterly payment of interest on such indebtedness at such rate as the Committee may determine, which cannot be less than the prime rate and (iv) shall be in such form and contain such other provisions as the Committee may determine from time to time. In connection with any such loan, the purchaser shall deposit with the pledge to the Corporation the certificate or certificates evidencing all of the Shares so purchased, to be held by the Corporation as collateral security for such loan. If the employment of the purchaser is terminated by reason of death, any unpaid balance of such indebtedness shall become due and payable one year after the date of the death, but not later than five years after the date of purchase, unless otherwise determined by the Committee. If the employment of the purchaser is terminated for any reason other than death, any unpaid balance of such indebtedness shall become immediately due and payable on such date of termination, unless otherwise determined by the Committee. Cash dividends paid on Shares held by the Corporation as security shall be paid to the purchaser. Voting rights and other shareholder’s rights with respect to all Shares shall vest in the purchaser although the Shares are held by the Corporation as security. Upon default in the payment of principal or interest on a loan provided for in this paragraph, the Corporation, to the extent then permitted by law and without demand or notice to the debtor, may sell any pledged Shares for the benefit of the debtor and apply the net proceeds of such sale to the then unpaid principal and interest on such loan, and any remainder of such proceeds shall be paid to the debtor.

Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option, subject to the deposit of such certificate as collateral security for a loan as described in the preceding paragraph. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall maintain records indicating the number of Shares with respect to which the Option remains available for exercise and, absent manifest error, the Corporation’s records shall be determinative.

In lieu of the foregoing option exercise payment methods, the Option holder may deliver with the Exercise Notice (A) shares of the Corporation’s Common Stock owned by the holder having a Fair Market Value calculated as of the date of the Option exercise equal to the sum of (i) the aggregate Option exercise price of the Shares with respect to which such Option or portion is being exercised and (ii) applicable withholding taxes, duly endorsed for transfer to the Corporation, or (B) written instructions to withhold shares of the Corporation’s Common Stock issuable to the holder upon exercise of the Option being exercised, having a Fair Market Value calculated as of the date of the Option exercise equal to the sum of (i) the aggregate Option exercise price of the Shares with respect to which such Option or portion is being exercised (including the Shares to be withheld) and (ii) applicable withholding taxes.

Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

10. Consideration for Options.  The Corporation shall obtain such consideration for the grant of an Option as the Committee in its discretion may determine.

11. Restrictions on Transferability of Options.  Options shall not be transferable otherwise than by will or by the laws of descent and distribution or as provided in this Section 11. Notwithstanding the foregoing, the Committee may, in its discretion, authorize a transfer of all or a portion of any Option, other than an Option which is intended to qualify as an incentive stock option, by the initial holder to (i) the spouse, children, stepchildren, grandchildren or other family members of the initial holder (“Family Members”), (ii) a trust or trusts for the exclusive benefit of such Family Members, (iii) a corporation or partnership in which such Family Members and the initial holder are the only shareholders or partners, (iv) a former spouse of the initial holder pursuant to a “domestic relations order” as defined in Section 414(p) of the Internal Revenue Code, or (v) such other persons or entities which the Committee may permit; provided, however, that subsequent transfers of such Options shall be prohibited except by will or the laws of descent and distribution. Any transfer of such an Option shall be subject to such terms and conditions as the Committee shall approve, including that such Option shall continue to be subject to the terms and conditions of the Option and of the Plan as amended from time to time. The events of termination of employment or service under Section 12 shall continue to be applied with respect to the initial holder, following which a transferred Option shall be exercisable by the transferee only to the extent and for the periods specified under Section 12.

12. Termination of Employment.  All or any part of any Option, to the extent unexercised, shall terminate immediately: (i) in the case of an employee, upon the cessation or termination for any reason of the holder’s employment by the Corporation or any Subsidiary, or (ii) in the case of a director who is not an employee, upon the holder’s ceasing to serve as a director of the Corporation or any Subsidiary, except that the holder shall have until the end of the tenth business day following the cessation of his employment with the Corporation or its Subsidiaries or his service as a director of the Corporation or its Subsidiaries, and no longer, to exercise any unexercised Option that he could have exercised on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five (65) years, or to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the estate of a deceased holder shall have the privilege of exercising the Options which are unexercised at the time of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and (a) within three months of the holder’s retirement or disability, or (b) within six months of the holder’s death, as the case may be. If the employment or service of any Option holder with the Corporation or its Subsidiaries shall be terminated because of the Option holder’s violation of the duties of such employment or service with the Corporation or its Subsidiaries as he may from time to time have, the existence of which violation shall be determined by the Board in its sole discretion (which determination by the Board shall be conclusive), all unexercised Options of such Option holder shall terminate immediately upon such termination of the holder’s employment or service with the Corporation or its Subsidiaries, and an Option holder whose employment or service with the Corporation or its Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment or service with the Corporation or its Subsidiaries.

13. Adjustment Provision.  If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

Notwithstanding any other provision of this Plan, in the event of a recapitalization, merger, consolidation, rights offering, reorganization, liquidation, or other change in the Corporation’s corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and class of shares available hereunder as it shall deem appropriate to prevent dilution or enlargement of rights.

14. Issuance of Shares and Compliance with Securities Act.  The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective registration statement under the Securities Act of 1933, as from time to time amended (the “Securities Act”), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Option, or may issue stop transfer orders in respect thereof.

15. Income Tax Withholding.  If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of any Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option.

16. Administration and Amendment of the Plan.  Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Option not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, the Corporation may not amend the Plan to modify the restrictions on granting Options to officers and directors set forth in Section 6 hereof unless permitted by law and applicable exchange rules. Options issued hereunder will not be re-priced by lowering the Option exercise price of a previously granted award, or by cancellation of outstanding Options with subsequent replacement, or re-grant of Options with lower exercise prices.

Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

17. No Right of Employment or Service.  Nothing contained herein or in an Option shall be construed to confer on any Eligible Person any right to be continued in the employ or service of the Corporation or any Subsidiary or derogate from any right of the Corporation and any Subsidiary to retire, request the resignation of or discharge such Eligible Person (without or with pay), at any time, with or without cause.

18. Final Issuance Date.  No Option shall be granted under the Plan after February 22, 2011.

ALLIANCE PHARMACEUTICAL CORP. 6175 LUSK BLVD. SAN DIEGO, CA 92121

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to Alliance Pharmaceutical Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ALLNC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ALLIANCE PHARMACEUTICAL CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Vote On Directors

1.	ELECTION OF DIRECTORS: To elect the six (6) nominees for Director listed below.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee's number on the line below.
	01) Dr. Pedro Cuatrecasas 05) Duane J. Roth 02) Carroll O. Johnson 06) Theodore D. Roth 03) Stephen M. McGrath 04) Dr. Jean G. Riess	O	O	O

Vote On Proposal		For	Against	Abstain

2.	PROPOSAL 2. APPROVAL OF 2001 STOCK OPTION PLAN, AS AMENDED TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 4,000,000 SHARES.	O	O	O

3.	OTHER MATTERS: A majority of the Directors will determine how to vote this proxy with respect to any other matters which may properly come before the meeting or any adjournment thereof.

4.	PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report to Stockholders of the Corporation is hereby acknowledged.

For address changes, please check this box and O write them on the back where indicated

Please indicate if you plan to attend this meeting O O
Yes No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

P R O X Y

ALLIANCE PHARMACEUTICAL CORP.

Annual Meeting of Stockholders to be held November 11, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any proxy heretofore given, hereby appoints Carroll O. Johnson, Stephen M. McGrath and Duane J. Roth, and each of them the proxies of the undersigned with full power of substitution, with respect to all of the shares of stock of ALLIANCE PHARMACEUTICAL CORP., a New York corporation (the “Corporation”), which the undersigned is entitled to vote at the Corporation’s Annual Meeting of Stockholders to be held at 10:00 a.m., San Diego time on Thursday, November 11, 2004, and at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Address Change:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

(Continued, and to be marked, dated and signed, on the reverse side)